UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2019 (December 6, 2019)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On December 9, 2019, John A. Barbagallo notified The Progressive Corporation (the "Company") that he has decided to retire in January 2021. Mr. Barbagallo has served as President of the Company’s Commercial Lines business unit for over 12 years and is one of its named executive officers. This announcement allows lead time for the Company to conduct a search for Mr. Barbagallo’s replacement and to assist with the orderly transition of duties to his successor.

Item 7.01 Regulation FD Disclosure.

On December 11, 2019, the Company issued a news release containing:

•	financial results for the Company and its consolidated subsidiaries for the month of, and year-to-date period ended, November 2019;

•
an announcement of the Board of Directors' declaration of the Company's quarterly common share dividend, in the amount of $0.10 per share, and an annual common share dividend, in the amount of $2.25 per share. Both are payable on January 15, 2020 to shareholders of record on January 8, 2020; and

•	an announcement of the Board of Directors' setting the record date of the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

A copy of the news release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 11, 2019
THE PROGRESSIVE CORPORATION

By: /s/ Mariann Wojtkun Marshall
Name: Mariann Wojtkun Marshall
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99
News release dated December 11, 2019, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month of, and year-to-date period ended, November 2019, and announcements of dividend declarations and 2020 annual meeting record date.

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).